Exhibit 99.2

Strategic Hotels & Resorts

Supplemental Financial Information

September 30, 2008

Supplemental Financial Information

September 30, 2008

Supplemental Financial Information

September 30, 2008

CORPORATE INFORMATION

The Company

Strategic Hotels & Resorts Inc. (SHR) is an industry-leading owner and asset manager of high-end hotels and resorts. We own a quality portfolio of upper upscale and luxury hotels and resorts in desirable North American and European locations. Our portfolio is made up of 19 properties totaling 8,346 rooms. We own unique hotels with complex operations, sophisticated customers and multiple revenue streams. Our properties include large convention hotels, business hotels and resorts, which are managed by internationally recognized hotel management companies.

Our asset management expertise is what truly distinguishes us. Asset management is our focus, our core competency, and our competitive advantage. Our business is driven by our team’s depth of knowledge and hands-on expertise in every aspect of the lodging industry. While our focus is to drive top line revenues, we importantly focus on every component of bottom line profitability. We use our experience to make selective, value added acquisitions and recycle capital through thoughtful and planned dispositions. Simply put, we are utilizing our expert management skills in building a great hotel company which will provide attractive returns for our shareholders.

Strategic Hotels & Resorts is a real estate investment trust (REIT) and is traded on the New York Stock Exchange under the symbol BEE.

Fiscal Year End:

December 31

Number of Full-Time Employees:

55

Corporate Headquarters:

200 West Madison Street, Suite 1700

Chicago, IL 60606

(312) 658-5000

Company Contacts:

James Mead

Chief Financial Officer

(312) 658-5000

Ryan Bowie

Vice President and Treasurer

(312) 658-5000

Supplemental Financial Information

September 30, 2008

Board of Directors

William A. Prezant

Chairman of the Board, Corporate Governance and Nominating Committee and Executive Committee

Laurence S. Geller

Director, President and Chief Executive Officer

Robert P. Bowen

Director and Chairman of the Audit Committee

James A. Jeffs

Director and Chairman of the Compensation Committee

Michael W. Brennan

Director

Edward C. Coppola

Director

Kenneth Fisher

Director

Sir David M.C. Michels

Director

Supplemental Financial Information

September 30, 2008

Officers

Laurence S. Geller

President and Chief Executive Officer

James E. Mead

Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Richard J. Moreau

Executive Vice President, Asset Management

Jayson C. Cyr

Senior Vice President, Internal Audit

Paula C. Maggio

Senior Vice President, Secretary & General Counsel

Robert T. McAllister

Senior Vice President, Tax

Patricia A. Needham

Senior Vice President, Assistant Secretary

John K.T. Barrett

Vice President, Asset Management

Ryan M. Bowie

Vice President & Treasurer

Stephen M. Briggs

Vice President, Controller (Principal Accounting Officer)

D. Robert Britt

Vice President, Asset Management

Michael A. Dalton

Vice President, Design

Thomas G. Healy

Vice President, Asset Management

David R. Hogin, Jr.

Vice President, Asset Management

Michael E. Nelson

Vice President, Asset Management

John C. Nicolls

Vice President, Capital Projects

Cory P. Warning

Vice President, Development

Supplemental Financial Information

September 30, 2008

Equity Research Coverage

Firm	Analyst	Telephone
Deutsche Bank North America	Chris Woronka	(212) 250-5815

Goldman, Sachs & Co.	Steven Kent	(212) 902-6752

Green Street Advisors, Inc.	John Arabia	(949) 640-8780

JMP Securities	Will Marks	(415) 835-8944

Keefe, Bruyette & Woods	Smedes Rose	(212) 887-3696

Raymond James & Associates	William Crow	(727) 567-2594

RBC Capital Markets Corp.	Mike Salinsky	(440) 715-2648

Robert W. Baird	David Loeb	(414) 765-7063

Stifel Nicolaus	Rod Petrik	(443) 224-1306

UBS Securities LLC	William Truelove	(212) 713-8825

Wachovia Securities	Jeffrey Donnelly	(617) 603-4262

Strategic Hotels & Resorts is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Strategic Hotels & Resorts’ performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Strategic Hotels & Resorts or its management. Strategic Hotels & Resorts does not by its reference here imply its endorsement of, or concurrence with, such information, conclusions or recommendations.

Supplemental Financial Information

September 30, 2008

FINANCIAL HIGHLIGHTS

Supplemental Financial Data

	Three Months Ended September 30, 2008
	Actual	Guidance
Results vs. Previous Guidance
North American Total RevPAR growth	(4.0)%	(3.0)% - (1.0)%
North American RevPAR growth	(3.3)%	(3.0)% - (1.0)%
Comparable EBITDA (in millions)	$55.8	$54.7 - 57.7
Comparable FFO per diluted share	$0.31	$0.28 - 0.32
Weighted average diluted shares (in thousands) (a)	76,010

(in thousands, except per share information)

	September 30, 2008
	Pro Rata Share	Consolidated
Capitalization
Common shares outstanding	74,410	74,410
Operating partnership units outstanding	976	976
Stock options outstanding	885	885
Restricted stock units outstanding	1,347	1,347

Combined shares, options and units outstanding	77,618	77,618
Common stock price at end of period	$7.55	$7.55

Common equity capitalization	$586,016	$586,016
Preferred equity capitalization	370,236	370,236
Consolidated debt	1,639,471	1,639,471
Pro rata share of unconsolidated debt	274,500	—
Pro rata share of consolidated debt	(107,065)	—
Cash and cash equivalents	(70,483)	(70,483)

Total enterprise value	$2,692,675	$2,525,240

Net Debt / Total Enterprise Value	64.5%	62.1%
Preferred Equity / Total Enterprise Value	13.7%	14.7%
Common Equity / Total Enterprise Value	21.8%	23.2%

Dividends Per Share
Common dividends declared (holders of record on March 28, June 30 and September 30, 2008)		$0.24

Preferred Series A dividends declared (holders of record on March 21, June 20 and September 19, 2008)		$0.53125

Preferred Series B dividends declared (holders of record on March 21, June 20 and September 19, 2008)		$0.51563

Preferred Series C dividends declared (holders of record on March 21, June 20 and September 19, 2008)		$0.51563

(a)	The calculation of weighted average diluted shares is consistent with the guidance prescribed by the National Association of Real Estate Investment Trusts.

Supplemental Financial Information

Three and Nine Months Ended September 30, 2008 and 2007

Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
Revenues:	2008	2007	2008	2007
Rooms	$138,209	$128,506	$416,809	$378,576
Food and beverage	73,802	73,921	244,083	234,429
Other hotel operating revenue	25,174	25,678	81,402	78,738

	237,185	228,105	742,294	691,743
Lease revenue	1,528	7,228	4,217	17,329

Total revenues	238,713	235,333	746,511	709,072

Operating Costs and Expenses:
Rooms	34,064	32,386	102,637	93,351
Food and beverage	54,439	52,736	170,959	161,046
Other departmental expenses	61,922	58,544	188,700	175,317
Management fees	9,851	9,580	30,507	27,733
Other hotel expenses	13,937	16,754	45,296	47,949
Lease expense	4,702	3,986	13,563	11,652
Depreciation and amortization	32,356	26,117	90,156	76,256
Impairment losses and other charges	96,679	7,358	96,679	7,358
Corporate expenses	6,541	5,891	21,537	21,070

Total operating costs and expenses	314,491	213,352	760,034	621,732

Operating (loss) income	(75,778)	21,981	(13,523)	87,340
Interest expense	(21,106)	(22,836)	(64,706)	(63,357)
Interest income	443	840	1,497	1,833
Loss on early extinguishment of debt	—	(3,366)	—	(7,845)
Equity in earnings of joint ventures	2,367	6,539	3,170	8,212
Foreign currency exchange gain (loss)	2,604	125	4,082	(3,545)
Other (expenses) income, net	(55)	500	(494)	515

(Loss) income before income taxes, minority interests, distributions in excess of minority interest capital, gain (loss) on sale of minority interests in hotel properties and discontinued operations	(91,525)	3,783	(69,974)	23,153
Income tax expense	(103)	(2,901)	(6,750)	(9,440)
Minority interest in SHR’s operating partnership	1,218	(7)	1,053	(163)
Minority interest in consolidated affiliates	(1,778)	(225)	(2,887)	(828)
Distributions in excess of minority interest capital	(1,715)	—	(2,499)	—

(Loss) income before gain (loss) on sale of minority interests in hotel properties and discontinued operations	(93,903)	650	(81,057)	12,722
Gain (loss) loss on sale of minority interests in hotel properties	—	84,792	(46)	84,792

(Loss) income from continuing operations	(93,903)	85,442	(81,103)	97,514
Income (loss) from discontinued operations, net of tax and minority interests	36,840	(9,464)	44,021	(41,502)

Net (loss) income	(57,063)	75,978	(37,082)	56,012
Preferred shareholder dividends	(7,721)	(7,461)	(23,164)	(22,385)

Net (loss) income available to common shareholders	$(64,784)	$68,517	$(60,246)	$33,627

Basic (Loss) Income Per Share:
(Loss) income from continuing operations available to common shareholders per share	$(1.35)	$1.04	$(1.39)	$1.00
Income (loss) from discontinued operations per share	0.49	(0.12)	0.59	(0.55)

Net (loss) income available to common shareholders per share	$(0.86)	$0.92	$(0.80)	$0.45

Weighted average common shares outstanding	75,022	74,793	75,015	75,162

Diluted (Loss) Income Per Share:
(Loss) income from continuing operations available to common shareholders per share	$(1.35)	$1.04	$(1.39)	$1.00
Income (loss) from discontinued operations per share	0.49	(0.13)	0.59	(0.55)

Net (loss) income available to common shareholders per share	$(0.86)	$0.91	$(0.80)	$0.45

Weighted average common shares outstanding	75,022	74,992	75,015	75,403

Supplemental Financial Information

September 30, 2008 and December 31, 2007

Consolidated Balance Sheets

(in thousands, except share data)

	September 30, 2008	December 31, 2007
Assets
Investment in hotel properties, net	$2,416,521	$2,427,273
Goodwill	404,724	462,536
Intangible assets, net of accumulated amortization of $3,060 and $3,271	39,617	45,420
Investment in joint ventures	83,024	78,801
Cash and cash equivalents	70,483	111,494
Restricted cash and cash equivalents	45,675	39,161
Accounts receivable, net of allowance for doubtful accounts of $2,156 and $1,965	76,569	82,217
Deferred financing costs, net of accumulated amortization of $5,981 and $4,809	11,819	14,868
Deferred tax assets	41,248	41,790
Other assets	56,319	62,736

Total assets	$3,245,999	$3,366,296

Liabilities and Shareholders’ Equity
Liabilities:
Mortgages and other debt payable	$1,333,101	$1,363,855
Exchangeable senior notes, net of discount	179,370	179,235
Bank credit facility	127,000	109,000
Accounts payable and accrued expenses	273,140	266,324
Distributions payable	18,259	18,179
Deferred tax liabilities	36,698	36,407
Deferred gain on sale of hotels	109,178	114,292

Total liabilities	2,076,746	2,087,292

Minority interests in SHR’s operating partnership	10,046	11,512
Minority interests in consolidated affiliates	26,501	30,653

Shareholders’ equity:
8.50% Series A Cumulative Redeemable Preferred Stock ($0.01 par value; 4,488,750 shares issued and outstanding; liquidation preference $25.00 per share)	108,206	108,206
8.25% Series B Cumulative Redeemable Preferred Stock ($0.01 par value; 4,600,000 shares issued and outstanding; liquidation preference $25.00 per share)	110,775	110,775
8.25% Series C Cumulative Redeemable Preferred Stock ($0.01 par value; 5,750,000 shares issued and outstanding; liquidation preference $25.00 per share)	138,940	138,940
Common shares ($0.01 par value; 150,000,000 common shares authorized; 74,410,012 and 74,371,230 common shares issued and outstanding)	744	742
Additional paid-in capital	1,205,767	1,201,503
Accumulated deficit	(419,171)	(304,922)
Accumulated other comprehensive loss	(12,555)	(18,405)

Total shareholders’ equity	1,132,706	1,236,839

Total liabilities and shareholders’ equity	$3,245,999	$3,366,296

Supplemental Financial Information

Three and Nine Months Ended September 30, 2008 and 2007

Discontinued Operations

The results of operations of hotels sold or held for sale are classified as discontinued operations and segregated in the consolidated statements of operations for all periods presented. On July 2, 2008, we sold the Hyatt Regency Phoenix for net sales proceeds of $89.6 million. On December 28, 2007, we sold the Hyatt Regency New Orleans for net sales proceeds of $28.0 million.

The following is a summary of income (loss) from discontinued operations for the three and nine months ended September 30, 2008 and 2007 (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Hotel operating revenues	$—	$6,914	$24,275	$30,469

Operating costs and expenses	75	8,066	16,264	24,102
Depreciation and amortization	—	702	1,151	2,152
Impairment losses	—	—	—	37,716

Total operating costs and expenses	75	8,768	17,415	63,970

Operating (loss) income	(75)	(1,854)	6,860	(33,501)
Interest expense	—	(1,130)	—	(2,483)
Interest income	—	244	1	1,055
Loss on early extinguishment of debt	—	(7,294)	—	(7,294)
Other expenses, net	—	(32)	(257)	(264)
Income tax benefit	146	479	321	444
Gain on sale of assets	37,248	—	37,662	—
Minority interests	(479)	123	(566)	541

Income (loss) from discontinued operations	$36,840	$(9,464)	$44,021	$(41,502)

Supplemental Financial Information

Three and Nine Months Ended September 30, 2008 and 2007

Investment in the Hotel del Coronado

(in thousands)

On January 9, 2006, we purchased a 45% interest in the joint venture that owns the Hotel del Coronado. We account for this investment using the equity method of accounting.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Total revenues (100%)	$44,054	$43,421	$118,323	$107,995
Property EBITDA (100%)	$19,547	$19,597	$45,698	$41,700

Equity in earnings (losses) of joint venture (SHR 45% ownership)
Property EBITDA	$8,796	$8,819	$20,564	$18,765
Depreciation and amortization	(1,848)	(1,684)	(5,495)	(5,137)
Loss on sale of assets	—	—	—	(243)
Interest expense	(3,506)	(5,322)	(11,494)	(15,718)
Other expense, net	(104)	(49)	(138)	(127)
Income taxes	(694)	(750)	(392)	(720)

Equity in earnings (losses) of joint venture	$2,644	$1,014	$3,045	$(3,180)

EBITDA Contribution from investment in Hotel del Coronado
Equity in earnings (losses) of joint venture	$2,644	$1,014	$3,045	$(3,180)
Depreciation and amortization	1,848	1,684	5,495	5,137
Interest expense	3,506	5,322	11,494	15,718
Income taxes	694	750	392	720

EBITDA Contribution for investment in Hotel del Coronado	$8,692	$8,770	$20,426	$18,395

FFO Contribution from investment in Hotel del Coronado
Equity in earnings (losses) of joint venture	$2,644	$1,014	$3,045	$(3,180)
Depreciation and amortization	1,848	1,684	5,495	5,137

FFO Contribution for investment in Hotel del Coronado	$4,492	$2,698	$8,540	$1,957

Debt	Interest Rate	Spread over LIBOR	Loan Amount	Maturity
CMBS Mortgage and Mezzanine	6.01%	208 bp	$610,000	January 2011 (a)
Revolving Credit Facility	6.43%	250 bp	—	January 2011 (a)

			610,000
Cash and cash equivalents			25,838

Net Debt			$584,162

(a)	Includes extension options.

Cap	Effective Date	LIBOR Cap Rate	Notional Amount	Maturity
CMBS Mortgage and Mezzanine Loan and Revolving Credit Facility Cap	January 2006	5.5%	$630,000	January 2009
CMBS Mortgage and Mezzanine Loan and Revolving Credit Facility Cap	January 2009	5.0%	$630,000	January 2011

Supplemental Financial Information

Three and Nine Months Ended September 30, 2008 and 2007

Summary of Residential Activity

(in thousands)

On January 9, 2006, we purchased a 45% interest in a joint venture that owns the North Beach Venture development adjacent to the Hotel del Coronado. We account for this investment using the equity method of accounting. We own a 31% interest in a joint venture that is developing the Four Seasons Residence Club Punta Mita (RCPM) adjacent to the Four Seasons Punta Mita Resort. We account for this investment using the equity method of accounting. In addition, we engage in certain activities related to potential development projects such as condominium-hotel units, fractional ownership units and other for-sale residential units. During the third quarter of 2007, a potential condominium-hotel project at the Fairmont Chicago was delayed indefinitely due to market conditions. We recorded a charge of $1.2 million related to the costs of this project.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
North Beach Venture
Hotel condominium sales (100%)	$—	$48,135	$78	$94,807
Hotel condominium cost of sales (100%)	$—	$(33,685)	$(309)	$(65,648)

SHR’s 45% share
Hotel condominium sales	$—	$21,661	$35	$42,663
Hotel condominium cost of sales	—	(15,158)	(139)	(29,542)
Other income, net	62	86	85	51
Income taxes	(23)	(3,143)	8	(5,700)

SHR’s share of net income (loss)	$39	$3,446	$(11)	$7,472

Net income (loss)	$39	$3,446	$(11)	$7,472
Income taxes	23	3,143	(8)	5,700

EBITDA Contribution for investment in North Beach Venture	$62	$6,589	$(19)	$13,172

FFO Contribution for investment in North Beach Venture	$39	$3,446	$(11)	$7,472

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
RCPM
SHR’s 31% share
Sales	$(117)	$1,228	$3,311	$2,101

EBITDA Contribution for investment in RCPM	$(275)	$454	$852	$72

FFO Contribution for investment in RCPM	$(194)	$330	$525	$(51)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Other Residential Activity	$—	$(1,184)	$—	$(1,184)

SHR’s share of total residential activity:
Sales	$(117)	$22,889	$3,346	$44,764

EBITDA	$(213)	$5,859	$833	$12,060

FFO	$(155)	$2,592	$514	$6,237

Supplemental Financial Information

Three and Nine Months Ended September 30, 2008 and 2007

Leasehold Information

(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Paris Marriott Champs Elysees:
Property EBITDA	$7,278	$6,588	$17,374	$14,429

Revenue (a)	$7,278	$5,952	$17,374	$13,586

Lease Expense	(3,433)	(2,840)	(9,705)	(8,248)
Less: Deferred Gain on Sale Leaseback	(1,263)	(1,158)	(3,842)	(3,398)

Adjusted Lease Expense	(4,696)	(3,998)	(13,547)	(11,646)

EBITDA Contribution from Leasehold	$2,582	$1,954	$3,827	$1,940

Marriott Hamburg:
Property EBITDA	$1,612	$1,461	$4,841	$4,250

Revenue (a)	$1,528	$1,276	$4,217	$3,743

Lease Expense	(1,269)	(1,146)	(3,858)	(3,404)
Less: Deferred Gain on Sale Leaseback	(59)	(49)	(178)	(130)

Adjusted Lease Expense	(1,328)	(1,195)	(4,036)	(3,534)

EBITDA Contribution from Leasehold	$200	$81	$181	$209

Total Leaseholds:
Property EBITDA	$8,890	$8,049	$22,215	$18,679

Revenue (a)	$8,806	$7,228	$21,591	$17,329

Lease Expense	(4,702)	(3,986)	(13,563)	(11,652)
Less: Deferred Gain on Sale Leaseback	(1,322)	(1,207)	(4,020)	(3,528)

Adjusted Lease Expense	(6,024)	(5,193)	(17,583)	(15,180)

EBITDA Contribution from Leasehold	$2,782	$2,035	$4,008	$2,149

			September 30, 2008	December 31, 2007
Security Deposits (b):
Paris Marriott Champs Elysees			$16,031	$14,509
Marriott Hamburg			7,220	7,299

Total			$23,251	$21,808

(a)	Effective January 1, 2008, the operating results for the Paris Marriott Champs Elysees were consolidated in our financial statements. For the three and nine months ended September 30, 2008, Revenue for the Paris Marriott Champs Elysees represents Property EBITDA. For the three and nine months ended September 30, 2007, Revenue for the Paris Marriott Champs Elysees represents lease revenue. For the three and nine months ended September 30, 2008 and 2007, Revenue for the Marriott Hamburg represents lease revenue.
(b)	The security deposits are recorded in other assets on the consolidated balance sheets.

Supplemental Financial Information

September 30, 2008

Non-GAAP Financial Measures

In addition to REIT hotel income, six other non-GAAP financial measures are presented for the Company that we believe are useful to management and investors as key measures of our operating performance: Funds from Operations (FFO); FFO—Fully Diluted; Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); Adjusted EBITDA; and Comparable EBITDA. A reconciliation of these measures to net income (loss) available to common shareholders, the most directly comparable GAAP measure, is set forth in the following tables.

We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding losses or gains from sales of depreciable property plus real estate-related depreciation and amortization, and after adjustments for our portion of these items related to unconsolidated partnerships and joint ventures. We also present FFO—Fully Diluted, which is FFO plus minority interest expense on convertible minority interests. We also present Comparable FFO, which is FFO—Fully Diluted excluding the impact of any gains or losses on early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and other non-recurring charges. We believe that the presentation of FFO, FFO—Fully Diluted and Comparable FFO provides useful information to management and investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization. We also present Comparable FFO per diluted share as a non-GAAP measure of our performance. We calculate Comparable FFO per diluted share for a given operating period as our Comparable FFO (as defined above) divided by the weighted average of fully diluted shares outstanding. Comparable FFO per diluted share, in accordance with NAREIT, is adjusted for the effects of dilutive securities. Dilutive securities may include shares granted under share-based compensation plans, operating partnership units and exchangeable debt securities. No effect is shown for securities that are anti-dilutive.

EBITDA represents net income (loss) available to common shareholders excluding: (i) interest expense, (ii) income tax expense, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; and (iii) depreciation and amortization. EBITDA also excludes interest expense, income tax expense and depreciation and amortization of our equity method investments. EBITDA is presented on a full participation basis, which means we have assumed conversion of all convertible minority interests of our operating partnership into our common stock and includes preferred dividends. We believe this treatment of minority interest provides more useful information for management and our investors and appropriately considers our current capital structure. We also present Adjusted EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks. We also present Comparable EBITDA, which eliminates the effect of gains or losses on sales of assets, early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and other non-recurring charges. We believe EBITDA, Adjusted EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA, Adjusted EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.

We caution investors that amounts presented in accordance with our definitions of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA should not be considered as an alternative measure of our net income or operating performance. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net income (loss) available to common shareholders. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. Below, we have provided a quantitative reconciliation of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net income (loss) available to common shareholders, and provide an explanatory description by footnote of the items excluded from FFO, FFO—Fully Diluted, EBITDA and Adjusted EBITDA.

Supplemental Financial Information

Three and Nine Months Ended September 30, 2008 and 2007

Reconciliation of Net (Loss) Income Available to Common Shareholders to EBITDA, Adjusted EBITDA

and Comparable EBITDA

(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Net (loss) income available to common shareholders	$(64,784)	$68,517	$(60,246)	$33,627
Depreciation and amortization—continuing operations	32,356	26,117	90,156	76,256
Depreciation and amortization—discontinued operations	—	702	1,151	2,152
Interest expense—continuing operations	21,106	22,836	64,706	63,357
Interest expense—discontinued operations	—	1,130	—	2,483
Income taxes—continuing operations	103	2,901	6,750	9,440
Income taxes—discontinued operations	(146)	(479)	(321)	(444)
Minority interests	(739)	(116)	(487)	(378)
Adjustments from consolidated affiliates	(1,986)	(1,036)	(6,258)	(2,696)
Adjustments from unconsolidated affiliates	6,112	9,273	17,709	23,448
Preferred shareholder dividends	7,721	7,461	23,164	22,385

EBITDA	(257)	137,306	136,324	229,630
Realized portion of deferred gain on sale leasebacks	(1,322)	(1,207)	(4,020)	(3,528)

Adjusted EBITDA	(1,579)	136,099	132,304	226,102

Gain on sale of assets—continuing operations	(13)	—	(147)	—
Gain on sale of assets—discontinued operations	(37,248)	—	(37,662)	—
(Gain) loss on sale of minority interests in hotel properties	—	(84,792)	46	(84,792)
Loss on sale of assets—unconsolidated affiliates	—	—	—	243
Impairment losses—discontinued operations	—	—	—	37,716
Impairment losses and other charges—continuing operations	96,679	7,358	96,679	7,358
Foreign currency exchange (gain) loss (a)	(2,604)	280	(4,082)	3,545
Hyatt Regency La Jolla minority interest (b)	(1,180)	—	(4,063)	—
Distribution in excess of minority interest capital	1,715	—	2,499	—
Termination costs—discontinued operations (c)	—	—	—	(400)
Planning costs—New Orleans Jazz District	—	—	—	227
Loss on early extinguishment of debt—continuing operations	—	3,366	—	7,845
Loss on early extinguishment of debt—discontinued operations	—	7,294	—	7,294

Comparable EBITDA	$55,770	$69,605	$185,574	$205,138

(a)	Foreign currency exchange (gain) loss applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.
(b)	The minority interest partner’s share of the Hyatt Regency La Jolla’s property EBITDA is not deducted from net (loss) income available to common shareholders under GAAP accounting rules.
(c)	Termination costs included in discontinued operations related to the termination of the management agreement at the Marriott Rancho Las Palmas property.

Supplemental Financial Information

Three and Nine Months Ended September 30, 2008 and 2007

Reconciliation of Net (Loss) Income Available to Common Shareholders to

Funds From Operations (FFO), FFO—Fully Diluted and Comparable FFO

(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Net (loss) income available to common shareholders	$(64,784)	$68,517	$(60,246)	$33,627
Depreciation and amortization—continuing operations	32,356	26,117	90,156	76,256
Depreciation and amortization—discontinued operations	—	702	1,151	2,152
Corporate depreciation	(304)	—	(896)	—
Gain on sale of assets—continuing operations	(13)	—	(147)	—
Gain on sale of assets—discontinued operations	(37,248)	—	(37,662)	—
(Gain) loss on sale of minority interests in hotel properties	—	(84,792)	46	(84,792)
Realized portion of deferred gain on sale leasebacks	(1,322)	(1,207)	(4,020)	(3,528)
Deferred tax expense on realized portion of deferred gain on sale leasebacks	393	361	1,197	1,060
Minority interests adjustments	(438)	(367)	(1,240)	(1,070)
Adjustments from consolidated affiliates	(1,368)	(577)	(4,004)	(1,455)
Adjustments from unconsolidated affiliates	1,848	1,684	5,495	5,380

FFO	(70,880)	10,438	(10,170)	27,630
Convertible minority interests	(301)	251	753	692

FFO—Fully Diluted	(71,181)	10,689	(9,417)	28,322
Impairment losses—discontinued operations	—	—	—	37,716
Impairment losses and other charges—continuing operations	96,679	7,358	96,679	7,358
Foreign currency exchange (gain) loss, net of tax (a)	(3,195)	853	(3,117)	3,493
Hyatt Regency La Jolla minority interest (b)	(777)	—	(2,559)	—
Distributions in excess of minority interest capital	1,715	—	2,499	—
Termination costs, net of tax—discontinued operations (c)	—	—	—	(244)
Planning costs, net of tax—New Orleans Jazz District	—	—	—	166
Loss on early extinguishment of debt—continuing operations	—	3,366	—	7,845
Loss on early extinguishment of debt—discontinued operations	—	7,294	—	7,294

Comparable FFO	$23,241	$29,560	$84,085	$91,950

Comparable FFO per diluted share	$0.31	$0.39	$1.10	$1.20

Weighted average diluted shares	76,010	75,968	76,137	76,379

(a)	Foreign currency exchange (gain) loss applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.
(b)	The minority interest partner’s share of the Hyatt Regency La Jolla’s property FFO is not deducted from net (loss) income available to common shareholders under GAAP accounting rules.
(c)	Termination costs, net of tax, included in discontinued operations related to the termination of the management agreement at the Marriott Rancho Las Palmas property.

Supplemental Financial Information

September 30, 2008

Debt Summary

(dollars in thousands)

Debt	Interest Rate	Spread (a)		Loan Amount	Maturity (b)
Punta Mita land parcel promissory note	N/A	N/A		$16,162	August 2009
Westin St. Francis	4.63%	70 bp		220,000	August 2011
Fairmont Scottsdale Princess	4.49%	56 bp		180,000	September 2011
InterContinental Chicago	4.99%	106 bp		121,000	October 2011
InterContinental Miami	4.66%	73 bp		90,000	October 2011
Bank Credit Facility	4.73%	80 bp		127,000	March 2012
InterContinental Prague (c)	6.48%	120 bp	(c)	150,186	March 2012
Loews Santa Monica Beach Hotel	4.56%	63 bp		118,250	March 2012
Ritz-Carlton Half Moon Bay	4.60%	67 bp		76,500	March 2012
Exchangeable senior notes	3.50%	Fixed		179,370	April 2012
Fairmont Chicago	4.63%	70 bp		123,750	April 2012
Hyatt Regency La Jolla	4.93%	100 bp		97,500	September 2012
Marriott London Grosvenor Square (d)	7.40%	110 bp	(d)	139,753	October 2013

				$1,639,471

(a)	Spread over LIBOR (3.93% at September 30, 2008).
(b)	Includes extension options.
(c)	Principal balance of €104,000,000 at September 30, 2008. Spread over three-month EURIBOR (5.28% at September 30, 2008).
(d)	Principal balance of £77,250,000 at September 30, 2008. Spread over three-month GBP LIBOR (6.30% at September 30, 2008).

U.S. Interest Rate Swaps

Swap Effective Date	Fixed Pay Rate Against LIBOR	Notional Amount	Maturity
April 2005	4.42%	$75,000	April 2010
April 2005	4.59%	75,000	April 2012
June 2005	4.12%	50,000	June 2012
June 2006	5.50%	75,000	June 2013
August 2006	5.34%	100,000	August 2011
August 2006	5.42%	100,000	August 2013
September 2006	5.08%	100,000	February 2011
September 2006	5.10%	100,000	December 2010
September 2006	5.09%	100,000	September 2009
March 2007	4.81%	100,000	December 2009
March 2007	4.84%	100,000	July 2012

	4.99%	$975,000

European Interest Rate Swap

Swap Effective Date	Fixed Pay Rate Against GBP LIBOR	Notional Amount	Maturity
October 2007	5.72%	£77,250	October 2013

Swap Effective Date	Fixed Pay Rate Against EURIBOR	Notional Amount	Maturity
September 2008	4.53%	€104,000	March 2012

Forward-Starting Interest Rate Swaps

Swap Effective Date	Fixed Pay Rate Against LIBOR	Notional Amount	Maturity
September 2009	4.90%	$100,000	September 2014
December 2009	4.96%	100,000	December 2014
April 2010	5.42%	75,000	April 2015
December 2010	5.23%	100,000	December 2015
February 2011	5.27%	100,000	February 2016

		$475,000

At September 30, 2008, future scheduled debt principal payments (including extension options) are as follows:

Years ended December 31,	Amount (in thousands)
2008 (remainder)	$—
2009	16,162
2010	8,232
2011	619,232
2012	867,272
Thereafter	128,573

Total	$1,639,471

Percent of fixed rate debt including U.S. and European swaps	89.1%
Weighted average interest rate including U.S. and European swaps	5.41%
Weighted average maturity of fixed rate debt	4.73

Supplemental Financial Information

September 30, 2008

Portfolio Data

Portfolio at September 30, 2008

Hotel	Location	Number of Rooms	% of Total Rooms	% of QTD September 2008 Property EBITDA	QTD September 2008 Property EBITDA
United States:
Westin St. Francis	San Francisco, CA	1,195	14%	10%	$7,476
InterContinental Chicago (a)	Chicago, IL	792	9%	11%	7,935
Hotel del Coronado (b)	Coronado, CA	757	9%	12%	8,796
Fairmont Chicago	Chicago, IL	686	8%	6%	4,546
Fairmont Scottsdale Princess	Scottsdale, AZ	649	8%	-2%	(1,361)
InterContinental Miami	Miami, FL	641	8%	-1%	(466)
Hyatt Regency La Jolla (a)	La Jolla, CA	419	5%	4%	2,503
Ritz-Carlton Laguna Niguel	Dana Point, CA	396	5%	11%	7,565
Marriott Lincolnshire Resort	Lincolnshire, IL	389	5%	3%	1,940
Loews Santa Monica Beach Hotel	Santa Monica, CA	342	4%	7%	5,088
Ritz-Carlton Half Moon Bay	Half Moon Bay, CA	261	3%	7%	5,243
Four Seasons Washington, D.C.	Washington, D.C.	211	3%	0%	(19)

Total United States		6,738	81%	68%	49,246

Mexican:
Four Seasons Mexico City	Mexico City, Mexico	240	3%	3%	1,810
Four Seasons Punta Mita Resort	Punta Mita, Mexico	173	2%	4%	2,571

Total Mexican		413	5%	7%	4,381

Total North American		7,151	86%	75%	53,627

European:
InterContinental Prague	Prague, Czech Republic	372	5%	6%	4,355
Marriott Hamburg (c)	Hamburg, Germany	278	3%	N/A	N/A
Marriott London Grosvenor Square	London, England	237	3%	7%	5,129
Paris Marriott Champs Elysees	Paris, France	192	2%	10%	7,278
Renaissance Paris Hotel Le Parc Trocadero (d)	Paris, France	116	1%	2%	1,314

Total European		1,195	14%	25%	18,076

		8,346	100%	100%	$71,703

(a)	On August 31, 2007, we sold 49% interests in the entities that own the InterContinental Chicago and Hyatt Regency La Jolla hotels. We consolidate these hotels for reporting purposes.
(b)	On January 9, 2006, we purchased a 45% interest in the joint venture that owns the Hotel del Coronado and account for our investment under the equity method of accounting. Our equity in earnings of the hotel joint venture is included in equity in earnings of joint ventures in our consolidated statements of operations. The percentage of Property EBITDA above has been calculated based on our 45% ownership.
(c)	We have a leasehold interest in this property and have not included it in the percentage of Property EBITDA calculation.
(d)	This property, formerly referred to as Hotel Le Parc, was rebranded on April 1, 2008.

Supplemental Financial Information

September 30, 2008

Under Construction and Completed Capital Projects

(images of completed projects available on the Company’s website)

Hotel	Project Description	Completed
Fairmont Chicago	ENO, wine tasting room *	Q2 08
	Lobby renovation	Q2 08
	Guest room renovation	Q2 08
	Spa and fitness center	Q1 08
	Gold lounge	Q4 06
	Sushi bar	Q4 06

Fairmont Scottsdale Princess	Main building guest room renovation	In Construction
	Michael Mina operated Bourbon Steak Restaurant	Q1 08
	Midnight Oil operated Stone Rose Bar	Q1 08
	Gold room renovation	Q1 08
	GM house conversion - 1 room addition	Q1 08

Four Seasons Mexico City	Guest room renovation	Q1 06

Four Seasons Punta Mita	Lobby bar	Q1 08
	Oasis room and river pool - 23 room addition	Q2 07
	Fitness center expansion	Q1 07
	Coral suite - 5 room addition	Q1 07
	Retail expansion	Q4 06
	Tamai pool	Q4 06
	Tamai garden	Q4 06
	Beachfront restaurant addition	Q4 06
	Arena suite - 5 room addition	Q1 06

Four Seasons Washington, D.C.	Lobby renovation	In Construction
	Michael Mina operated Bourbon Steak Restaurant	In Construction
	Presidential suite renovation	In Construction
	11 room expansion	In Construction

Hotel del Coronado	Retail reconfiguration / renovation	Q2 08
	ENO, wine tasting room *	Q1 08
	Guest room renovation	Q2 07
	Restaurant renovation	Q2 07
	Beach Village - 78 room addition	Q2 07
	Spa & fitness center / beach club	Q1 07

InterContinental Chicago	Starbucks	Q3 07
	Meeting space addition	Q3 07
	ENO, wine tasting room *	Q4 06

InterContinental Miami	Spa and fitness center	Q3 08
	Starbucks	Q3 06

InterContinental Prague	Partial guest room renovation	Q2 07

Loews Santa Monica	Partial guest room renovation	In Construction
	Restaurant renovation	Q4 04

Marriott London Grosvenor Square	Basement reorganization	In Construction
	Gordon Ramsay operated Maze Grill Restaurant	Q2 08
	Concierge lounge	Q2 08
	Guest room renovation	Q1 08

Renaissance Paris Hotel Le Parc Trocadero	Renaissance brand conversion	Q1 08

Ritz-Carlton Half Moon Bay	ENO, wine tasting room expansion*	Q3 08
	Restaurant and lounge renovation	Q3 08
	Suite renovation	Q1 08
	Outdoor patios / guest room fireplaces	Q3 06
	Ocean terrace addition	Q2 06
	Restaurant expansion	Q4 05
	ENO, wine tasting room*	Q3 05
	Retail expansion	Q3 05

Ritz-Carlton Laguna Niguel	Meeting space renovation	Q4 07
	Suite renovation / conversion - 3 room addition	Q2 07
	ENO, wine tasting room *	Q1 07

Westin St. Francis	Guest room and corridor renovation	In Construction
	Lobby bar	Q3 08

*	Strategic’s branded wine room concept

Supplemental Financial Information

Four Quarters Ended September 30, 2008

Seasonality by Geographic Region

Same store property revenues have been adjusted to show hotel performance on a comparable quarter-over-quarter basis. Adjustments include (i) exclusion of Hyatt Regency Phoenix and Hyatt Regency New Orleans as their results of operations were reclassified to discontinued operations; (ii) exclusion of the unconsolidated Hotel del Coronado; and (iii) presentation of the hotels without regard to either ownership structure or leaseholds.

United States Hotels (as of September 30, 2008)
Same store property revenues—11 Properties and 5,981 Rooms

	Three Months Ended
	December 31, 2007	March 31, 2008	June 30, 2008	September 30, 2008	Total
Same store property revenues	$199,228	$179,564	$202,580	$178,391	$759,763
Same store seasonality %	26.2%	23.6%	26.7%	23.5%	100.0%

Mexican Hotels (as of September 30, 2008)
Same store property revenues—2 Properties and 413 Rooms

	Three Months Ended
	December 31, 2007	March 31, 2008	June 30, 2008	September 30, 2008	Total
Same store property revenues	$24,246	$28,208	$23,580	$17,932	$93,966
Same store seasonality %	25.8%	30.0%	25.1%	19.1%	100.0%

North American Hotels (as of September 30, 2008)
Same store property revenues—13 Properties and 6,394 Rooms

	Three Months Ended
	December 31, 2007	March 31, 2008	June 30, 2008	September 30, 2008	Total
Same store property revenues	$223,474	$207,772	$226,160	$196,323	$853,729
Same store seasonality %	26.2%	24.3%	26.5%	23.0%	100.0%

European Hotels (as of September 30, 2008)
Same store property revenues—5 Properties and 1,195 Rooms

	Three Months Ended
	December 31, 2007	March 31, 2008	June 30, 2008	September 30, 2008	Total
Same store property revenues	$46,433	$34,264	$48,480	$47,302	$176,479
Same store seasonality %	26.3%	19.4%	27.5%	26.8%	100.0%

Supplemental Financial Information

Three and Nine Months Ended September 30, 2008 and 2007

Operating Statistics by Geographic Region

Operating results have been adjusted to show hotel performance on a comparable period basis. Adjustments are the (i) exclusion of unconsolidated Hotel del Coronado, (ii) exclusion of Renaissance Paris Hotel Le Parc Trocadero results for the three and nine months ended September 30, 2008 and 2007, (iii) exclusion of Hyatt Regency Phoenix and Hyatt Regency New Orleans as these properties’ results of operations were reclassified to discontinued operations for the three and nine months ended September 30, 2008 and 2007 and (iv) presentation of the European hotels without regard to either ownership structure or leaseholds.

United States Hotels (as of September 30, 2008)
11 Properties
5,981 Rooms

	Three Months Ended September 30,				Nine Months Ended September 30,
	2008	2007	Change		2008	2007	Change
Average Daily Rate	$237.07	$232.39	2.0%		$247.09	$239.96	3.0%
Average Occupancy	75.9%	80.8%	(4.9	) pts	73.9%	77.1%	(3.2	) pts
RevPAR	$179.94	$187.88	-4.2%		$182.57	$184.90	-1.3%
Total RevPAR	$326.01	$342.53	-4.8%		$343.79	$348.65	-1.4%
Property EBITDA Margin	22.7%	25.2%	(2.5	) pts	24.0%	25.1%	(1.1	) pts

Mexican Hotels (as of September 30, 2008)
2 Properties
413 Rooms
	Three Months Ended September 30,				Nine Months Ended September 30,
	2008	2007	Change		2008	2007	Change
Average Daily Rate	$393.06	$358.50	9.6%		$497.34	$460.24	8.1%
Average Occupancy	65.7%	67.5%	(1.8	) pts	70.7%	71.1%	(0.4	) pts
RevPAR	$258.18	$242.15	6.6%		$351.73	$327.13	7.5%
Total RevPAR	$471.95	$447.16	5.5%		$616.11	$557.58	10.5%
Property EBITDA Margin	24.4%	25.6%	(1.2	) pts	36.3%	35.4%	0.9	pts

North American Hotels (as of September 30, 2008)
13 Properties
6,394 Rooms

	Three Months Ended September 30,				Nine Months Ended September 30,
	2008	2007	Change		2008	2007	Change
Average Daily Rate	$245.91	$239.30	2.8%		$262.68	$252.94	3.9%
Average Occupancy	75.2%	80.0%	(4.8	) pts	73.7%	76.7%	(3.0	) pts
RevPAR	$185.02	$191.40	-3.3%		$193.54	$193.94	-0.2%
Total RevPAR	$335.48	$349.32	-4.0%		$361.46	$361.94	-0.1%
Property EBITDA Margin	22.8%	25.2%	(2.4	) pts	25.4%	26.1%	(0.7	) pts

European Same Store Hotels (as of September 30, 2008)
4 Properties
1,079 Rooms

	Three Months Ended September 30,				Nine Months Ended September 30,
	2008	2007	Change		2008	2007	Change
Average Daily Rate	$382.58	$341.33	12.1%		$365.88	$321.44	13.8%
Average Occupancy	81.5%	87.0%	(5.5	) pts	77.8%	82.2%	(4.4	) pts
RevPAR	$311.64	$296.85	5.0%		$284.49	$264.38	7.6%
Total RevPAR	$430.41	$399.29	7.8%		$400.69	$372.21	7.7%
Property EBITDA Margin	43.0%	43.0%	-	pts	39.5%	39.8%	(0.3	) pts

Supplemental Financial Information

Three and Nine Months Ended September 30, 2008 and 2007

Selected Financial and Operating Information by Property

(In Thousands, Except Operating Information)

The following tables present selected financial and operating information by property for the three and nine months ended September 30, 2008 and 2007. Property EBITDA reflects property net operating income plus depreciation and amortization.

	Three Months Ended September 30,				Nine Months Ended September 30,
	2008	2007	Change		2008	2007	Change
UNITED STATES HOTELS:

FAIRMONT CHICAGO

Selected Financial Information (Property EBITDA for the three and nine months ended September 30, 2007 excludes the effect of a $1,184,000 write-off of deferred costs related to the development of condominium-hotel units):

Total revenues	$17,384	$18,400	(5.5)%		$46,496	$51,178	(9.1)%
Property EBITDA	$4,546	$5,181	(12.3)%		$9,184	$11,595	(20.8)%

Selected Operating Information:
Rooms	686	687	(1)		686	687	(1)
Average occupancy	73.5%	82.5%	(9.0	) pts	62.1%	75.4%	(13.3	) pts
ADR	$238.30	$223.22	6.8%		$239.01	$218.07	9.6%
RevPAR	$175.15	$184.21	(4.9)%		$148.51	$164.52	(9.7)%
Total RevPAR	$275.18	$291.12	(5.5)%		$247.05	$273.13	(9.6)%

FAIRMONT SCOTTSDALE PRINCESS
Selected Financial Information:
Total revenues	$12,575	$15,840	(20.6)%		$69,267	$73,524	(5.8)%
Property EBITDA	$(1,361)	$1,130	(220.4)%		$15,151	$20,374	(25.6)%

Selected Operating Information:
Rooms	649	651	(2)		649	651	(2)
Average occupancy	52.8%	74.8%	(22.0	) pts	67.6%	77.8%	(10.2	) pts
ADR	$161.00	$151.66	6.2%		$263.13	$239.24	10.0%
RevPAR	$84.97	$113.41	(25.1)%		$177.81	$186.17	(4.5)%
Total RevPAR	$210.61	$264.47	(20.4)%		$389.52	$413.70	(5.8)%

FOUR SEASONS WASHINGTON, D.C.
Selected Financial Information:
Total revenues	$9,832	$11,335	(13.3)%		$37,498	$38,384	(2.3)%
Property EBITDA (a)	$(19)	$1,212	(101.6)%		$5,300	$7,160	(26.0)%

Selected Operating Information:
Rooms	211	211	—		211	211	—
Average occupancy	59.0%	67.4%	(8.4	) pts	67.2%	71.1%	(3.9	) pts
ADR	$471.77	$492.04	(4.1)%		$518.93	$530.88	(2.3)%
RevPAR	$278.36	$331.75	(16.1)%		$348.75	$377.37	(7.6)%
Total RevPAR	$506.51	$583.93	(13.3)%		$648.59	$666.36	(2.7)%

HOTEL DEL CORONADO
Selected Financial Information (Amounts below are 100% of operations, of which SHR owns 45%):
Total revenues	$44,054	$43,421	1.5%		$118,323	$107,995	9.6%
Property EBITDA	$19,547	$19,597	(0.3)%		$45,698	$41,700	9.6%

Selected Operating Information:
Rooms	757	747	10		757	747	10
Average occupancy	79.3%	86.9%	(7.6	) pts	74.8%	78.4%	(3.6	) pts
ADR	$431.69	$414.65	4.1%		$376.04	$366.81	2.5%
RevPAR	$342.46	$360.35	(5.0)%		$281.29	$287.61	(2.2)%
Total RevPAR	$632.56	$653.27	(3.2)%		$570.46	$569.66	0.1%

Supplemental Financial Information

Three and Nine Months Ended September 30, 2008 and 2007

	Three Months Ended September 30,				Nine Months Ended September 30,
	2008	2007	Change		2008	2007	Change
HYATT REGENCY LA JOLLA
Selected Financial Information:
Total revenues	$9,999	$10,474	(4.5)%		$31,832	$32,517	(2.1)%
Property EBITDA	$2,503	$3,091	(19.0)%		$8,631	$8,978	(3.9)%

Selected Operating Information:
Rooms	419	419	—		419	419	—
Average occupancy	84.5%	85.3%	(0.8	) pts	79.8%	82.8%	(3.0	) pts
ADR	$183.89	$186.28	(1.3)%		$188.21	$187.39	0.4%
RevPAR	$155.41	$158.97	(2.2)%		$150.15	$155.25	(3.3)%
Total RevPAR	$259.40	$271.71	(4.5)%		$277.27	$284.27	(2.5)%

INTERCONTINENTAL CHICAGO
Selected Financial Information:
Total revenues	$22,403	$22,821	(1.8)%		$59,411	$59,432	(0.0)%
Property EBITDA	$7,935	$7,921	0.2%		$19,349	$18,558	4.3%

Selected Operating Information:
Rooms	792	792	—		792	792	—
Average occupancy	89.6%	92.8%	(3.2	) pts	82.3%	82.8%	(0.5	) pts
ADR	$215.06	$213.21	0.9%		$208.60	$208.12	0.2%
RevPAR	$192.64	$197.81	(2.6)%		$171.71	$172.36	(0.4)%
Total RevPAR	$307.46	$313.20	(1.8)%		$273.78	$274.87	(0.4)%

INTERCONTINENTAL MIAMI
Selected Financial Information:
Total revenues	$8,604	$8,625	(0.2)%		$42,228	$40,230	5.0%
Property EBITDA (a)	$(466)	$(58)	(703.4)%		$11,665	$11,083	5.3%

Selected Operating Information:
Rooms	641	641	—		641	641	—
Average occupancy	58.6%	60.8%	(2.2	) pts	69.8%	71.8%	(2.0	) pts
ADR	$141.25	$135.23	4.5%		$203.80	$190.01	7.3%
RevPAR	$82.77	$82.25	0.6%		$142.17	$136.42	4.2%
Total RevPAR	$145.90	$146.26	(0.2)%		$240.43	$229.89	4.6%

LOEWS SANTA MONICA BEACH HOTEL
Selected Financial Information:
Total revenues	$13,563	$14,002	(3.1)%		$37,865	$37,852	0.0%
Property EBITDA	$5,088	$5,041	0.9%		$12,270	$12,660	(3.1)%

Selected Operating Information:
Rooms	342	342	—		342	342	—
Average occupancy	90.0%	91.5%	(1.5	) pts	87.9%	88.8%	(0.9	) pts
ADR	$347.88	$332.29	4.7%		$316.63	$305.87	3.5%
RevPAR	$313.14	$304.12	3.0%		$278.34	$271.55	2.5%
Total RevPAR	$431.05	$445.02	(3.1)%		$404.07	$405.42	(0.3)%

MARRIOTT LINCOLNSHIRE RESORT
Selected Financial Information:
Total revenues	$9,705	$9,677	0.3%		$26,548	$28,058	(5.4)%
Property EBITDA	$1,940	$2,240	(13.4)%		$4,564	$5,143	(11.3)%

Selected Operating Information:
Rooms	389	389	—		389	389	—
Average occupancy	69.9%	74.0%	(4.1	) pts	61.5%	66.3%	(4.8	) pts
ADR	$129.30	$139.67	(7.4)%		$131.16	$135.86	(3.5)%
RevPAR	$90.43	$103.42	(12.6)%		$80.71	$90.13	(10.4)%
Total RevPAR	$297.02	$296.16	0.3%		$270.82	$286.23	(5.4)%

Supplemental Financial Information

Three and Nine Months Ended September 30, 2008 and 2007

	Three Months Ended September 30,				Nine Months Ended September 30,
	2008	2007	Change		2008	2007	Change
RITZ-CARLTON HALF MOON BAY
Selected Financial Information:
Total revenues	$18,109	$17,397	4.1%		$46,861	$43,569	7.6%
Property EBITDA (a)	$5,243	$4,460	17.6%		$9,762	$7,971	22.5%

Selected Operating Information:
Rooms	261	261	—		261	261	—
Average occupancy	79.9%	81.7%	(1.8	) pts	72.9%	70.3%	2.6	pts
ADR	$394.01	$397.73	(0.9)%		$364.27	$368.22	(1.1)%
RevPAR	$314.98	$324.98	(3.1)%		$265.47	$258.81	2.6%
Total RevPAR	$754.17	$724.51	4.1%		$655.27	$611.46	7.2%

RITZ-CARLTON LAGUNA NIGUEL
Selected Financial Information:
Total revenues	$22,365	$24,321	(8.0)%		$59,951	$62,232	(3.7)%
Property EBITDA	$7,565	$9,120	(17.1)%		$17,443	$18,385	(5.1)%

Selected Operating Information:
Rooms	396	396	—		396	396	—
Average occupancy	68.5%	75.6%	(7.1	) pts	64.5%	68.2%	(3.7	) pts
ADR	$463.14	$443.43	4.4%		$408.32	$396.43	3.0%
RevPAR	$317.18	$335.44	(5.4)%		$263.39	$270.50	(2.6)%
Total RevPAR	$613.88	$667.56	(8.0)%		$552.52	$577.57	(4.3)%

WESTIN ST. FRANCIS
Selected Financial Information:
Total revenues	$33,852	$34,617	(2.2)%		$102,579	$99,547	3.0%
Property EBITDA	$7,476	$7,844	(4.7)%		$21,361	$20,081	6.4%

Selected Operating Information:
Rooms	1,195	1,195	—		1,195	1,195	—
Average occupancy	89.3%	87.3%	2.0	pts	82.8%	79.8%	3.0	pts
ADR	$204.51	$204.26	0.1%		$209.85	$207.77	1.0%
RevPAR	$182.72	$178.34	2.5%		$173.80	$165.89	4.8%
Total RevPAR	$307.91	$314.87	(2.2)%		$313.28	$305.14	2.7%

(a)	For the nine months ended September 30, 2008, Property EBITDA excludes the write-off of capitalized costs related to abandoned capital projects of $98,000.

Supplemental Financial Information

Three and Nine Months Ended September 30, 2008 and 2007

	Three Months Ended September 30,				Nine Months Ended September 30,
	2008	2007	Change		2008	2007	Change
MEXICAN HOTELS:

FOUR SEASONS MEXICO CITY
Selected Financial Information:
Total revenues	$6,930	$6,408	8.1%		$21,876	$20,097	8.9%
Property EBITDA	$1,810	$1,597	13.3%		$6,311	$5,343	18.1%

Selected Operating Information:
Rooms	240	240	—		240	240	—
Average occupancy	62.3%	64.2%	(1.9	) pts	66.7%	67.0%	(0.3	) pts
ADR	$278.00	$250.15	11.2%		$279.58	$257.66	8.6%
RevPAR	$173.15	$160.62	7.8%		$186.58	$172.61	8.1%
Total RevPAR	$313.85	$290.22	8.1%		$332.66	$306.73	8.5%

FOUR SEASONS PUNTA MITA RESORT
Selected Financial Information:
Total revenues	$11,002	$10,582	4.0%		$47,844	$41,448	15.4%
Property EBITDA	$2,571	$2,759	(6.8)%		$19,029	$16,415	15.9%

Selected Operating Information:
Rooms	173	173	—		173	173	—
Average occupancy	70.4%	72.2%	(1.8	) pts	76.3%	77.0%	(0.7	) pts
ADR	$534.25	$492.24	8.5%		$761.72	$717.52	6.2%
RevPAR	$376.15	$355.26	5.9%		$580.84	$552.80	5.1%
Total RevPAR	$691.28	$664.89	4.0%		$1,009.33	$923.96	9.2%

Supplemental Financial Information

Three and Nine Months Ended September 30, 2008 and 2007

	Three Months Ended September 30,				Nine Months Ended September 30,
	2008	2007	Change		2008	2007	Change
EUROPEAN HOTELS:
INTERCONTINENTAL PRAGUE
Selected Financial Information:
Total revenues	$10,544	$9,941	6.1%		$31,332	$29,314	6.9%
Property EBITDA	$4,355	$4,522	(3.7)%		$12,453	$12,848	(3.1)%
Selected Operating Information:
Rooms	372	372	—		372	372	—
Average Occupancy	72.2%	84.7%	(12.5	) pts	70.9%	76.6%	(5.7	) pts
ADR	$260.32	$227.88	14.2%		$261.81	$239.60	9.3%
RevPAR	$188.03	$193.02	(2.6)%		$185.66	$183.51	1.2%
Total RevPAR	$308.09	$290.47	6.1%		$307.39	$288.65	6.5%
MARRIOTT HAMBURG
Selected Financial Information:
Total revenues	$6,441	$5,616	14.7%		$18,440	$16,407	12.4%
Property EBITDA	$1,612	$1,461	10.3%		$4,841	$4,250	13.9%
Selected Operating Information:
Rooms	278	278	—		278	278	—
Average occupancy	86.4%	88.6%	(2.2	) pts	83.7%	85.3%	(1.6	) pts
ADR	$205.32	$178.15	15.2%		$204.99	$178.59	14.8%
RevPAR	$177.39	$157.92	12.3%		$171.47	$152.36	12.5%
Total RevPAR	$251.85	$220.28	14.3%		$242.08	$216.93	11.6%
MARRIOTT LONDON GROSVENOR SQUARE
Selected Financial Information:
Total revenues	$11,383	$10,978	3.7%		$29,767	$31,675	(6.0)%
Property EBITDA	$5,129	$4,425	15.9%		$12,129	$12,038	0.8%
Selected Operating Information:
Rooms	237	236	1		237	236	1
Average occupancy	84.8%	86.2%	(1.4	) pts	72.7%	82.9%	(10.2	) pts
ADR	$447.89	$425.35	5.3%		$442.12	$402.61	9.8%
RevPAR	$380.00	$366.64	3.6%		$321.26	$333.65	(3.7)%
Total RevPAR	$522.04	$505.64	3.2%		$459.25	$491.64	(6.6)%
PARIS MARRIOTT CHAMPS ELYSEES
Selected Financial Information:
Total revenues	$14,358	$13,032	10.2%		$38,876	$32,046	21.3%
Property EBITDA	$7,278	$6,588	10.5%		$17,374	$14,429	20.4%
Selected Operating Information:
Rooms	192	192	—		192	192	—
Average occupancy	88.0%	89.9%	(1.9	) pts	88.7%	88.0%	0.7	pts
ADR	$751.20	$681.71	10.2%		$669.67	$565.25	18.5%
RevPAR	$661.17	$612.75	7.9%		$594.30	$497.55	19.4%
Total RevPAR	$812.87	$737.80	10.2%		$738.97	$611.38	20.9%
RENAISSANCE PARIS HOTEL LE PARC TROCADERO
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$4,576	N/A	N/A		$11,631	N/A	N/A
Property EBITDA	$1,314	N/A	N/A		$1,537	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the three months ended September 30, 2007, average occupancy was 77.2%, ADR was $332.39, RevPAR was $256.74 and Total RevPAR was $376.27. For the nine months ended September 30, 2007, average occupancy was 77.4%, ADR was $318.55, RevPAR was $246.56 and Total RevPAR was $379.59.):

Rooms	116	N/A	N/A		116	N/A	N/A
Average occupancy	84.9%	N/A	N/A		70.2%	N/A	N/A
ADR	$390.35	N/A	N/A		$373.03	N/A	N/A
RevPAR	$331.28	N/A	N/A		$261.92	N/A	N/A
Total RevPAR	$428.81	N/A	N/A		$365.95	N/A	N/A

Supplemental Financial Information

Three and Nine Months Ended September 30, 2008 and 2007

Reconciliation of Property EBITDA to EBITDA

(in thousands)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2008		2007		2008		2007
	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA
Hotel
Fairmont Chicago	$4,546	$4,546	$5,181	$5,181	$9,184	$9,184	$11,595	$11,595
Fairmont Scottsdale Princess	(1,361)	(1,361)	1,130	1,130	15,151	15,151	20,374	20,374
Four Seasons Washington, D.C.	(19)	(19)	1,212	1,212	5,300	5,300	7,160	7,160
Hotel del Coronado	19,547	—	19,597	—	45,698	—	41,700	—
Hyatt Regency La Jolla	2,503	2,503	3,091	3,091	8,631	8,631	8,978	8,978
InterContinental Chicago	7,935	7,935	7,921	7,921	19,349	19,349	18,558	18,558
InterContinental Miami	(466)	(466)	(58)	(58)	11,665	11,665	11,083	11,083
Loews Santa Monica Beach Hotel	5,088	5,088	5,041	5,041	12,270	12,270	12,660	12,660
Marriott Lincolnshire Resort	1,940	1,940	2,240	2,240	4,564	4,564	5,143	5,143
Ritz-Carlton Half Moon Bay	5,243	5,243	4,460	4,460	9,762	9,762	7,971	7,971
Ritz-Carlton Laguna Niguel	7,565	7,565	9,120	9,120	17,443	17,443	18,385	18,385
Westin St. Francis	7,476	7,476	7,844	7,844	21,361	21,361	20,081	20,081
Four Seasons Mexico City	1,810	1,810	1,597	1,597	6,311	6,311	5,343	5,343
Four Seasons Punta Mita Resort	2,571	2,571	2,759	2,759	19,029	19,029	16,415	16,415
InterContinental Prague	4,355	4,355	4,522	4,522	12,453	12,453	12,848	12,848
Marriott Hamburg (a)	1,612	260	1,461	131	4,841	363	4,250	342
Marriott London Grosvenor Square	5,129	5,129	4,425	4,425	12,129	12,129	12,038	12,038
Paris Marriott Champs Elysees (b)	7,278	3,845	6,588	1,235	17,374	8,172	14,429	3,575
Renaissance Paris Hotel Le Parc Trocadero (c)	1,314	1,314	—	679	1,537	1,537	—	679

	$84,066	$59,734	$88,131	$62,530	$254,052	$194,674	$249,011	$193,228

Adjustments:
Impairment losses and other charges		(96,679)		(7,358)		(96,679)		(7,358)
Corporate expenses		(6,541)		(5,891)		(21,537)		(21,070)
Interest income		443		840		1,497		1,833
Loss on early extinguishment of debt		—		(3,366)		—		(7,845)
Gain (loss) on sale of minority interests in hotel properties		—		84,792		(46)		84,792
Equity in earnings of joint ventures		2,367		6,539		3,170		8,212
Foreign currency exchange gain (loss)		2,604		125		4,082		(3,545)
Other (expenses) income, net		(55)		500		(494)		515
Income (loss) from discontinued operations
(excluding minority interest)		37,319		(9,587)		44,587		(42,043)
Depreciation expense—discontinued operations		—		702		1,151		2,152
Interest expense—discontinued operations		—		1,130		—		2,483
Income taxes—discontinued operations		(146)		(479)		(321)		(444)
Minority interest in consolidated affiliates		(1,778)		(225)		(2,887)		(828)
Distributions in excess of minority interest capital		(1,715)		—		(2,499)		—
Adjustments from consolidated affiliates		(1,986)		(1,036)		(6,258)		(2,696)
Adjustments from unconsolidated affiliates		6,112		9,273		17,709		23,448
Adjustments for abandoned capital projects		—		—		(98)		—
Other residential activity		—		(1,184)		—		(1,184)
Other adjustments		64		1		273		(20)

EBITDA		$(257)		$137,306		$136,324		$229,630

(a)	We have a leasehold interest in this property. Therefore, EBITDA represents the lease revenue less the lease expense recorded in our statements. Property EBITDA represents the revenue less expenses generated by the property.
(b)	Effective January 1, 2008, we no longer sublease the operations of the Paris Marriott Champs Elysees to a third party and reflect the operating results of the Paris Marriott Champs Elysees in our consolidated statements of operations. However, for the three and nine months ended September 30, 2007, EBITDA represents the lease revenue less the lease expense recorded in our statements. Property EBITDA represents the revenue less expenses generated by the property.
(c)	We have included the results of the hotel acquired in Property EBITDA above for our period of ownership.

Supplemental Financial Information

Three and Nine Months Ended September 30, 2008 and 2007

Reconciliation of Property EBITDA to Comparable EBITDA

(in thousands)

	Three Months Ended September 30, 2008			Nine Months Ended September 30, 2008
	Property EBITDA	Adjustments	Comparable EBITDA	Property EBITDA	Adjustments	Comparable EBITDA
Meetings & Business Hotels:
Fairmont Chicago	$4,546	$—	$4,546	$9,184	$—	$9,184
Fairmont Scottsdale Princess	(1,361)	—	(1,361)	15,151	—	15,151
Four Seasons Mexico City	1,810	—	1,810	6,311	—	6,311
Four Seasons Washington, D.C.	(19)	—	(19)	5,300	—	5,300
Hyatt Regency La Jolla	2,503	(1,226)	1,277	8,631	(4,229)	4,402
InterContinental Chicago	7,935	(3,888)	4,047	19,349	(9,482)	9,867
InterContinental Miami	(466)	—	(466)	11,665	—	11,665
Westin St. Francis	7,476	—	7,476	21,361	—	21,361

Total Meetings & Business Hotels	22,424	(5,114)	17,310	96,952	(13,711)	83,241

Ocean Front Resorts:
Four Seasons Punta Mita Resort	2,571	—	2,571	19,029	—	19,029
Hotel del Coronado	19,547	(10,855)	8,692	45,698	(25,272)	20,426
Loews Santa Monica Beach Hotel	5,088	—	5,088	12,270	—	12,270
Ritz-Carlton Half Moon Bay	5,243	—	5,243	9,762	—	9,762
Ritz-Carlton Laguna Niguel	7,565	—	7,565	17,443	—	17,443

Total Ocean Front Resorts	40,014	(10,855)	29,159	104,202	(25,272)	78,930

European Hotels:
InterContinental Prague	4,355	—	4,355	12,453	—	12,453
Marriott Hamburg	1,612	(1,412)	200	4,841	(4,660)	181
Marriott London Grosvenor Square	5,129	—	5,129	12,129	—	12,129
Paris Marriott Champs Elysees	7,278	(4,696)	2,582	17,374	(13,547)	3,827
Renaissance Paris Hotel Le Parc Trocadero	1,314	—	1,314	1,537	—	1,537

Total European Hotels	19,688	(6,108)	13,580	48,334	(18,207)	30,127

Non-Core Assets:
Marriott Lincolnshire Resort	1,940	—	1,940	4,564	—	4,564

Total Non-Core Assets	1,940	—	1,940	4,564	—	4,564

	$84,066	$(22,077)	$61,989	$254,052	$(57,190)	$196,862

	% of QTD Comparable EBITDA			% of YTD Comparable EBITDA
Meetings & Business Hotels	28%			42%
Ocean Front Resorts	47%			40%
European Hotels	22%			16%
Non-Core Assets	3%			2%

Total	100%			100%

Supplemental Financial Information

September 30, 2008

2008 Guidance

(in millions, except per share data)

	Three Months Ended December 31, 2008		Year Ended December 31, 2008
Operational Guidance	Low Range	High Range	Low Range	High Range
North American Total RevPAR growth	(15.0)%	(13.0)%	(5.5)%	(3.5)%
North American RevPAR growth	(14.0)%	(12.0)%	(5.5)%	(3.5)%

	Three Months Ended December 31, 2008		Year Ended December 31, 2008
Comparable FFO Guidance	Low Range	High Range	Low Range	High Range
Net loss available to common shareholders	$(17.9)	$(12.0)	$(78.2)	$(72.2)
Gain on sales of assets	—	—	(37.8)	(37.8)
Depreciation and amortization	27.0	27.0	117.5	117.5
Realized portion of deferred gain on sale leasebacks	(1.1)	(1.1)	(5.2)	(5.2)
Deferred tax expense on realized portion of deferred gain on sale leasebacks	0.4	0.4	1.6	1.6
Minority interests	(0.1)	—	(0.6)	(0.6)
Adjustments from consolidated affiliates	(0.7)	(0.7)	(4.7)	(4.7)
Adjustments from unconsolidated affiliates	1.5	1.5	7.0	7.0
Hyatt Regency La Jolla minority interest	(0.3)	(0.3)	(2.8)	(2.8)
Other adjustments	—	—	96.1	96.1

Comparable FFO	$8.8	$14.8	$92.9	$98.9

Comparable FFO per diluted share	$0.11	$0.19	$1.22	$1.30

	Three Months Ended December 31, 2008		Year Ended December 31, 2008
Comparable EBITDA Guidance	Low Range	High Range	Low Range	High Range
Net loss available to common shareholders	$(17.9)	$(12.0)	$(78.2)	$(72.2)
Gain on sale of assets	—	—	(37.8)	(37.8)
Depreciation and amortization	27.3	27.3	118.7	118.7
Interest expense	21.3	21.3	86.0	86.0
Income taxes	2.0	2.0	8.4	8.4
Minority interests	(0.1)	—	(0.6)	(0.6)
Adjustments from consolidated affiliates	(1.5)	(1.5)	(7.8)	(7.8)
Adjustments from unconsolidated affiliates	5.0	5.0	22.7	22.7
Preferred shareholder dividends	7.7	7.7	30.9	30.9
Realized portion of deferred gain on sale leasebacks	(1.1)	(1.1)	(5.2)	(5.2)
Hyatt Regency La Jolla minority interest	(0.8)	(0.8)	(4.9)	(4.9)
Other adjustments	—	—	95.1	95.1

Comparable EBITDA	$41.9	$47.9	$227.3	$233.3